   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 8, 2000.

                                                   REGISTRATION NO.
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            MGC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  NEVADA                                      4813                                    88-0360042
     (STATE OR OTHER JURISDICTION OF              (PRIMARY STANDARD INDUSTRIAL                     (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)              CLASSIFICATION CODE NUMBER)                    IDENTIFICATION NO.)

       171 SULLY'S TRAIL, SUITE 202                                                              KENT F. HEYMAN, ESQ.
        PITTSFORD, NEW YORK 14534                                                            171 SULLY'S TRAIL, SUITE 202
              (716) 218-6550                                                                  PITTSFORD, NEW YORK 14534
      (ADDRESS, INCLUDING ZIP CODE,                                                                 (716) 218-6550
     AND TELEPHONE NUMBER, INCLUDING                                                     (NAME, ADDRESS, INCLUDING ZIP CODE,
        AREA CODE, OF REGISTRANT'S                                                         AND TELEPHONE NUMBER, INCLUDING
       PRINCIPAL EXECUTIVE OFFICES)                                                        AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                ROBERT B. GOLDBERG, ESQ.                                 RALPH J. SUTCLIFFE, ESQ.
     ELLIS, FUNK, GOLDBERG, LABOVITZ & DOKSON, P.C.                 KRONISH LIEB WEINER & HELLMAN LLP
          3490 PIEDMONT ROAD, N.E., SUITE 400                    1114 AVENUE OF THE AMERICAS, 46TH FLOOR
                 ATLANTA, GEORGIA 30305                                  NEW YORK, NEW YORK 10036
                     (404) 233-2800                                           (212) 479-6000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: The sale of securities under this Registration Statement will begin as soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered in connection with dividend or interest reinvestment plans, please check the following box: [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-91353

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                  PROPOSED MAXIMUM
                    TITLE OF EACH CLASS                              AGGREGATE                 AMOUNT OF
               OF SECURITIES TO BE REGISTERED                    OFFERING PRICE(1)          REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value...............................        $54,958,500                $14,509.04
----------------------------------------------------------------------------------------------------------------
Series D Convertible Preferred Stock, $.001 par value.......        $34,500,000                $ 9,108.00
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purpose of calculating the registration fee.

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

            INCORPORATION BY REFERENCE OF REGISTRATION ON FORM S-3,
                         COMMISSION FILE NO. 333-91353

     MGC Communications, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (Commission File No. 333-91353) declared effective on February 4, 2000 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rochester, State of New York, on this 7th day of February, 2000.

                                          MGC COMMUNICATIONS, INC.

                                          By: /s/ ROLLA P. HUFF
                                          --------------------------------------
                                          Rolla P. Huff, President and
                                          Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.


/s/ ROLLA P. HUFF                                                                      February 7, 2000
---------------------------------------------------
Rolla P. Huff, President
(Chief Executive Officer) and Director

/s/ MICHAEL R. DALEY                                                                   February 7, 2000
---------------------------------------------------
Michael R. Daley, Executive Vice President (Chief
Financial Officer)

/s/ LINDA M. SUNBURY                                                                   February 7, 2000
---------------------------------------------------
Linda M. Sunbury, Senior Vice President
(Principal Accounting Officer)

/s/ MAURICE J. GALLAGHER, JR.*                                                         February 7, 2000
---------------------------------------------------
Maurice J. Gallagher, Jr., Director
(Chairman of the Board)

/s/ TIMOTHY P. FLYNN*                                                                  February 7, 2000
---------------------------------------------------
Timothy P. Flynn, Director

                                                                                       February  , 2000
---------------------------------------------------
Jack L. Hancock, Director

/s/ DAVID KRONFELD*                                                                    February 7, 2000
---------------------------------------------------
David Kronfeld, Director

                                                                                       February  , 2000
---------------------------------------------------
Mark J. Masiello, Director

/s/ THOMAS NEUSTAETTER*                                                                February 7, 2000
---------------------------------------------------
Thomas Neustaetter, Director

                                                                                       February  , 2000
---------------------------------------------------
Paul J. Salem, Director

* /s/ MICHAEL R. DALEY
---------------------------------------------------
By: Michael R. Daley as Attorney-in-fact

                                 EXHIBIT INDEX

         EXHIBIT NO. AND DESCRIPTION                                   PAGE
         ---------------------------                                   ----
         Legal opinion of Ellis, Funk, Goldberg, Labovitz & Dokson,
 5.1     P.C.
         Tax opinion of Ellis, Funk, Goldberg, Labovitz & Dokson,
 8.1*    P.C.
23.1     Consent of Arthur Andersen LLP.
23.2     Consent of KPMG LLP.
         Consent of Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.
23.3     (included in Exhibit 5.1)
24.1*    Power of Attorney

---------------
* Incorporated by reference to the Company's Registration Statement on Form S-3 (Commission File No. 333-91353).